Exhibit 99.1

NEWS RELEASE

Drilling Tools International Corp. Reports 2025 Third Quarter Results

Company maintains full year 2025 outlook

HOUSTON — November 6, 2025 — Drilling Tools International Corp., (NASDAQ: DTI) (“DTI” or the “Company”), a global oilfield services company that designs, engineers, manufactures and provides a differentiated, rental-focused offering of tools for use in onshore and offshore horizontal and directional drilling operations, as well as other cutting-edge solutions across the well life cycle, today reported its results for the three months and nine months ended September 30, 2025.

DTI generated total consolidated revenue of $38.8 million in the third quarter of 2025. Third quarter Tool Rental revenue was $31.9 million, and Product Sales revenue totaled $7.0 million. Net Loss attributable to common stockholders for the third quarter was $903,000 or a loss of $0.03 per diluted share. Adjusted Net Income(1) was $751,000 and Adjusted Diluted EPS(1) for the third quarter $0.02 per share. Third quarter Adjusted EBITDA(1) was $9.1 million and Adjusted Free Cash Flow(1)(2) was $5.6 million. As of September 30, 2025, DTI had approximately $4.4 million of cash and cash equivalents and Net Debt(1)of $46.9 million.

Wayne Prejean, President and Chief Executive Officer of DTI, stated, “Our proactive strategy outlined earlier this year of preparing for a market downturn and implementing strategic pricing adjustments allowed us to successfully outperform expectations in a challenging third quarter environment. Proactive communications with customers and our ability to flex pricing options in response to commodity price swings successfully stimulated higher activity levels during the quarter, offsetting the impact of pricing pressure. We also demonstrated strong financial discipline by simultaneously reducing debt, building cash reserves, and returning capital to shareholders through buybacks. Specifically, we paid down $5.6 million in debt, increased our cash position by $3.2 million, and bought back an additional $550,000 of common shares.

“We continue to benefit from our four acquisitions since becoming a public company with a more diversified geographic footprint and customer base as the rental tool business gains traction in the Eastern Hemisphere,” added Prejean. “Quarter over quarter, our Eastern Hemisphere segment grew revenue by 41% and contributed approximately 15% of our total revenue in the current quarter. We continue to be pleased with the strong performance of our organization as our efforts have helped DTI efficiently navigate the evolving energy landscape to deliver resilient financial results.

“Looking ahead, we expect the typical fourth quarter seasonality -- i.e. capital discipline, holiday whitespaces and budget exhaustion -- to affect activity levels, pricing and utilization. We are maintaining our previously disclosed full year guidance ranges, albeit leaning at or slightly above the midpoints of our ranges,” concluded Prejean.

2025 Full Year Outlook

Revenue	$145 million	–	$165 million
Adjusted EBITDA(1)	$32 million	–	$42 million
Adjusted EBITDA Margin(1)	22%	–	25%
Adjusted Free Cash Flow(1)(2)	$14 million	–	$19 million

(1)
Adjusted Net Income (Loss), Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt, and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” at the end of this release for a discussion of reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).
(2)
Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures.

2025 Third Quarter Conference Call Information

DTI's 2025 third quarter conference call can be accessed live via dial-in or webcast on Friday, November 7, 2025 at 10:00 a.m. Eastern Time (9:00 a.m. Central Time) by dialing 201-389-0869 and asking for the DTI call at least 10 minutes prior to the start time, or via live webcast by logging onto the webcast at this URL address: https://investors.drillingtools.com/news-events/events. An audio replay will be available through November 14, 2025 by dialing 201-612-7415 and using passcode 13755802#. Also, an archive of the webcast will be available shortly after the call at https://investors.drillingtools.com/news-events/events for 90 days. Please submit any questions for management prior to the call via email to DTI@dennardlascar.com.

About Drilling Tools International Corp.

DTI is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. With roots dating back to 1984, DTI operates from 15 service and support centers across North America and maintains 11 international service and support centers across the EMEA and APAC regions. To learn more about DTI, please visit: www.drillingtools.com.

Contact:

DTI Investor Relations

Ken Dennard / Rick Black

InvestorRelations@drillingtools.com

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (4) DTI’s ability to source tools and raw materials at a reasonable cost; (5) DTI’s ability to market its services in a competitive industry; (6) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (7) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (8) DTI’s ability to obtain additional capital; (9) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (10) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (11) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (12) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (13) the potential for volatility in the market price of DTI’s common stock; (14) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (15) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (16) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (17) other risks and uncertainties separately provided to you and indicated from time to time described in in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”). You should carefully consider the risks and uncertainties including those described in Part I, Item 1A – “Risk Factors” of our Annual Report on Form 10-K filed on March 14, 2025 and in comparable “Risk Factor” sections of our Quarterly Reports on Form 10-Q filed after such Form 10-K. Such forward-looking statements are based on the beliefs of management of DTI, as well as assumptions made by, and information currently available to DTI’s management and are subject to numerous conditions, many of which are beyond the control of DTI. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in DTI’s most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Drilling Tools International Corp.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(In thousands of U.S. dollars and rounded)

	Three Months Ended September 30,
	2025	2024
Revenue, net:
Tool rental	$31,859	$28,116
Product sale	6,958	11,977
Total revenue, net	38,817	40,093
Costs and other deductions:
Cost of tool rental revenue	7,086	4,076
Cost of product sale revenue	3,027	5,726
Selling, general, and administrative expense	20,414	19,855
Depreciation and amortization expense	6,834	6,185
Interest expense, net	1,336	1,038
Loss (gain) on asset disposal	(1)	(19)
Loss (gain) on remeasurement of previously held equity interest	—	361
Goodwill impairment	—	—
Other operating and non-operating expense, net	588	2,443
Total costs and other deductions	39,284	39,665
Income (loss) before income tax expense	(467)	428
Income tax benefit (expense)	(437)	439
Net income (loss)	$(904)	$867
Less: Net income (loss) attributable to non-controlling interest	(1)	—
Net income (loss) attributable to Drilling Tools International stockholders	$(903)	$867
Basic earnings (loss) per share	$(0.03)	$0.03
Diluted earnings (loss) per share	$(0.03)	$0.03
Basic weighted-average common shares outstanding	35,386,122	33,072,097
Diluted weighted-average common shares outstanding	35,386,122	33,547,056
Comprehensive income (loss):
Net income (loss)	$(904)	$867
Foreign currency translation adjustment, net of tax	(605)	1,163
Net loss attributable to non-controlling interest	(1)	—
Net comprehensive income (loss)	$(1,510)	$2,030

Drilling Tools International Corp.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(In thousands of U.S. dollars and rounded)

	Nine months ended September 30,
	2025	2024
Revenue, net:
Tool rental	$99,148	$86,410
Product sale	21,970	28,190
Total revenue, net	121,118	114,600
Costs and other deductions:
Cost of tool rental revenue	22,176	17,558
Cost of product sale revenue	9,078	10,779
Selling, general, and administrative expense	63,046	57,415
Depreciation and amortization expense	20,386	17,232
Interest expense, net	3,981	2,030
Loss (gain) on asset disposal	70	(61)
Loss (gain) on remeasurement of previously held equity interest	—	(368)
Goodwill impairment	1,901	—
Other operating and non-operating expense, net	4,434	5,241
Total costs and other deductions	125,072	109,826
Income (loss) before income tax expense	(3,954)	4,774
Income tax benefit (expense)	(1,024)	(415)
Net income (loss)	$(4,978)	$4,359
Less: Net income (loss) attributable to non-controlling interest	(1)	—
Net income (loss) attributable to Drilling Tools International stockholders	$(4,977)	$4,359
Basic earnings (loss) per share	$(0.14)	$0.14
Diluted earnings (loss) per share	$(0.14)	$0.14
Basic weighted-average common shares outstanding	35,516,692	30,893,602
Diluted weighted-average common shares outstanding	35,516,692	31,404,333
Comprehensive income (loss):
Net income (loss)	$(4,978)	$4,359
Foreign currency translation adjustment, net of tax	2,536	754
Net loss attributable to non-controlling interest	(1)	—
Net comprehensive income (loss)	$(2,443)	$5,113

Drilling Tools International Corp.
Consolidated Balance Sheets (Unaudited)
(In thousands of U.S. dollars and rounded)

	September 30,	December 31,
	2025	2024
ASSETS
Current assets
Cash	$4,373	$6,185
Accounts receivable, net	37,643	39,606
Related party note receivable, current	909	909
Inventories	18,142	17,502
Prepaid expenses and other current assets	3,643	3,874
Total current assets	64,710	68,076
Property, plant and equipment, net	76,098	75,571
Operating lease right-of-use asset	25,954	22,718
Intangible assets, net	40,105	37,232
Goodwill, net	14,615	12,147
Deferred financing costs, net	555	817
Related party note receivable, less current portion	4,379	4,262
Deposits and other long-term assets	981	1,608
Total assets	$227,397	$222,431
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable	$10,260	$11,983
Accrued expenses and other current liabilities	11,221	7,864
Current portion of operating lease liabilities	4,305	4,121
Current maturities of long-term debt	5,970	6,995
Total current liabilities	31,756	30,963
Operating lease liabilities, less current portion	22,154	18,765
Revolving line of credit	29,000	27,142
Long-term debt, less current portion	16,333	19,676
Deferred tax liabilities, net	7,034	5,926
Total liabilities	106,277	102,472
Commitments and contingencies (See Note 15)
Shareholders' equity
Common stock, $0.0001 par value, shares authorized 500,000,000 as of September 30, 2025 and December 31, 2024, 35,661,297 issued and outstanding as of September 30, 2025 and 34,704,696 shares issued and outstanding as of December 31, 2024	4	3
Less: Treasury stock at cost, 462,519 and 0 shares as of September 30, 2025 and December 31, 2024, respectively	(1,152)	—
Additional paid-in-capital	130,157	125,415
Accumulated deficit	(8,559)	(3,582)
Accumulated other comprehensive income (loss)	659	(1,877)
Total Drilling Tools International stockholder's equity	121,109	119,959
Non-controlling interest	11	—
Total Equity	121,120	119,959
Total liabilities and shareholders' equity	$227,397	$222,431

Drilling Tools International Corp.
Consolidated Statements of Cash Flows (Unaudited)
(In thousands of U.S. dollars and rounded)

	For the nine months ended September 30,
	2025		2024
Cash flows from operating activities:
Net income (loss)	$(4,978)		$4,359
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	20,386		17,232
Amortization of deferred financing costs	261		226
Non-cash lease expense	4,014		3,620
Unrealized loss on currency translation	740		—
Write off of excess and obsolete inventory	718		—
Write off of excess and obsolete property and equipment	251		286
Provision (recovery) for credit losses	619		42
Deferred tax expense	(893)		(1,301)
Loss (gain) on sale of property	70		(45)
Unrealized loss (gain) on equity securities	—		(368)
Realized loss on equity securities	—		12
Gain on sale of lost-in-hole equipment	(8,380)		(7,348)
Stock-based compensation expense	1,820		1,572
Interest income on related party note receivable	(117)		—
Goodwill impairment	1,901		—
Changes in operating assets and liabilities:
Accounts receivable, net	4,018		2,086
Prepaid expenses and other current assets	1,629		(633)
Inventories	358		(2,883)
Operating lease liabilities	(3,854)		(3,416)
Accounts payable	(4,592)		(2,802)
Accrued expenses and other current liabilities	617		(916)
Net cash flows from operating activities	14,588		9,723
Cash flows from investing activities:
Acquisition of a business, net of cash acquired	(5,622)		(38,670)
Proceeds from sale of equity securities	—		1,244
Purchase of intangible assets	(1,430)		—
Proceeds from sale of property, plant, and equipment	35		77
Purchase of property, plant, and equipment	(16,136)		(19,678)
Proceeds from sale of lost-in-hole equipment	10,408		10,895
Net cash flows from investing activities	(12,745)		(46,132)
Cash flows from financing activities:
Investment from Non-controlling interest into VIE	12		—
Payment of deferred financing costs	—		(721)
Purchase of treasury stock	(1,152)		—
Proceeds from term loan	—		25,000
Repayment of term loan	(3,750)		(2,083)
Repayment of promissory note	(673)		—
Proceeds from revolving line of credit	42,752		30,062
Repayment on revolving line of credit	(40,894)		(8,898)
Net cash flows from financing activities	(3,705)	—	43,360
Effect of changes in foreign exchange rates	50		(993)
Net change in cash	(1,812)		5,958
Cash at beginning of period	6,185		6,003
Cash at end of period	$4,373		$11,961

Non-GAAP Financial Measures

This release includes Adjusted EBITDA, Adjusted Free Cash Flow, Net Debt, Adjusted Basic Earnings (Loss) Per Share, Adjusted Diluted Earnings (Loss) Per Share and Adjusted Net Income (Loss) measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934.

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions and (v) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business.

We believe Adjusted EBITDA and Adjusted EBITDA Margin are useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted Free Cash Flow is a supplemental non-GAAP financial measure, and we define Adjusted Free Cash Flow as Adjusted EBITDA less Gross Capital Expenditures. We use Adjusted Free Cash Flow as a financial performance measure used for planning, forecasting, and evaluating our performance. We believe that Adjusted Free Cash Flow is useful to enable investors and others to perform comparisons of current and historical performance of the Company. As a performance measure, rather than a liquidity measure, the most closely comparable GAAP measure is net income (loss).

Net Debt is a supplemental non-GAAP financial measure, and we define Net Debt as total debt less cash and cash equivalents. We use Net Debt to determine our outstanding debt obligations that would not be readily satisfied by our cash and cash equivalents on hand. We believe this metric is useful to analysts and investors in determining our leverage position since we have the ability to, and may decide to, use a portion of our cash and cash equivalents to reduce debt.

We define Adjusted Net Income (Loss) as consolidated net income (loss) adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) restructuring charges, (iii) transaction and integration costs related to acquisitions, (iv) income taxes expense which is calculated by applying our effective tax rate on unadjusted net income to adjusted pre-tax income, and (v) other expenses or charges to exclude certain items that we believe are not reflective of the ongoing performance of our business. We believe Adjusted Net Income (Loss) is useful because it allows us to exclude non-recurring items in evaluating our operating performance.

We define Adjusted Basic and Diluted Earnings (Loss) per share as the quotient of adjusted net income (loss) and diluted weighted average common shares. We believe that Adjusted Diluted Earnings (Loss) per share provides useful information to investors because it allows us to exclude non-recurring items in evaluating our operating performance on a diluted per share basis.

The following tables present a reconciliation of the non-GAAP financial measures of Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Net Income to the most directly comparable GAAP financial measures for the periods indicated:

Drilling Tools International Corp.
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)
(In thousands of U.S. dollars and rounded)

	Three months ended September 30,
	2025	2024
Net income (loss)	$(904)	$867
Add (deduct):
Income tax expense (benefit)	437	(439)
Depreciation and amortization	6,834	6,185
Interest expense, net	1,336	1,038
Stock option expense	637	508
Management fees	188	188
Loss (gain) on sale of property	(1)	(19)
Loss (gain) on remeasurement of previously held equity interest	—	361
Goodwill impairment	—	—
Transaction expense	171	1,857
Other operating and non-operating expense, net	417	579
Adjusted EBITDA	$9,115	$11,125

	Nine months ended September 30,
	2025	2024
Net income (loss)	$(4,978)	$4,359
Add (deduct):
Income tax expense (benefit)	1,024	415
Depreciation and amortization	20,386	17,232
Interest expense, net	3,981	2,030
Stock option expense	1,820	1,572
Management fees	563	563
Loss (gain) on sale of property	70	(61)
Loss (gain) on remeasurement of previously held equity interest	—	(368)
Goodwill impairment	1,901	—
Transaction expense	1,118	4,766
Other operating and non-operating expense, net	3,317	475
Adjusted EBITDA	$29,202	$30,983

Drilling Tools International Corp.
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)
(In thousands of U.S. dollars and rounded)

	Three months ended September 30,
	2025	2024
Net income (loss)	$(904)	$867
Add (deduct):
Income tax expense (benefit)	437	(439)
Depreciation and amortization	6,834	6,185
Interest expense, net	1,336	1,038
Stock option expense	637	508
Management fees	188	188
Loss (gain) on sale of property	(1)	(19)
Loss (gain) on remeasurement of previously held equity interest	—	361
Goodwill impairment	—	—
Transaction expense	171	1,857
Other operating and non-operating expense, net	417	579
Capital expenditures	(3,542)	(3,366)
Adjusted Free Cash Flow	$5,573	$7,759

	Nine months ended September 30,
	2025	2024
Net income (loss)	$(4,978)	$4,359
Add (deduct):
Income tax expense (benefit)	1,024	415
Depreciation and amortization	20,386	17,232
Interest expense, net	3,981	2,030
Stock option expense	1,820	1,572
Management fees	563	563
Loss (gain) on sale of property	70	(61)
Loss (gain) on remeasurement of previously held equity interest	—	(368)
Goodwill impairment	1,901	—
Transaction expense	1,118	4,766
Other operating and non-operating expense, net	3,317	475
Capital expenditures	(16,136)	(19,678)
Adjusted Free Cash Flow	$13,066	$11,304

Drilling Tools International Corp.
Reconciliation of GAAP to Non-GAAP Measures (Unaudited)
(In thousands of U.S. dollars and rounded)

	Three months ended September 30,
	2025	2024
Net income (loss)	$(904)	$867
Transaction expense	171	1,857
Goodwill impairment	—	—
Restructuring charges	491	—
Software implementation	193	—
Income tax expense (benefit)	437	(439)
Adjusted Income Before Tax	$388	$2,285
Adjusted Income tax expense (benefit)	(363)	(2,345)
Adjusted Net Income (loss)	$751	$4,630
Adjusted Basic earnings (loss) per share	$0.02	$0.14
Adjusted Diluted earnings (loss) per share	$0.02	$0.14
Basic weighted-average common shares outstanding	35,386,122	33,072,097
Diluted weighted-average common shares outstanding	35,396,579	33,547,056

	Nine months ended September 30,
	2025	2024
Net income (loss)	$(4,978)	$4,359
Transaction expense	1,118	4,766
Goodwill impairment	1,901	—
Restructuring charges	1,489	—
Software implementation	641	—
Income tax expense (benefit)	1,024	415
Adjusted Income Before Tax	$1,195	$9,540
Adjusted Income tax expense (benefit)	(309)	830
Adjusted Net Income (loss)	$1,504	$8,710
Adjusted Basic earnings (loss) per share	$0.04	$0.28
Adjusted Diluted earnings (loss) per share	$0.04	$0.28
Basic weighted-average common shares outstanding	35,516,692	30,893,602
Diluted weighted-average common shares outstanding	35,608,629	31,404,333

Drilling Tools International Corp.
Reconciliation of Estimated Consolidated Net Income to Adjusted EBITDA
(In thousands of U.S. dollars and rounded)
(Unaudited)

	Twelve Months Ended December 31, 2025
	Low	High
Net income (loss)	$(8,500)	$(3,000)
Add (deduct):
Interest expense, net	4,600	5,300
Income tax expense	(500)	500
Depreciation and amortization	26,900	28,000
Management fees	700	800
Other expense	3,600	4,100
Stock option expense	2,400	2,900
Goodwill impairment	1,900	2,000
Transaction expense	900	1,400
Adjusted EBITDA	$32,000	$42,000
Revenue	145,000	165,000
Adjusted EBITDA Margin	22%	25%

Drilling Tools International Corp.
Reconciliation of Estimated Consolidated Net Income to Adjusted Free Cash Flow
(In thousands of U.S. dollars and rounded)
(Unaudited)

	Twelve Months Ended December 31, 2025
	Low	High
Net income (loss)	$(8,500)	$(3,000)
Add (deduct):
Interest expense, net	4,600	5,300
Income tax expense	(500)	500
Depreciation and amortization	26,900	28,000
Management fees	700	800
Other expense	3,600	4,100
Stock option expense	2,400	2,900
Goodwill impairment	1,900	2,000
Transaction expense	900	1,400
Gross capital expenditures	(18,000)	(23,000)
Adjusted Free Cash Flow	$14,000	$19,000
Adjusted Free Cash Flow Margin	10%	12%